Exhibit 10.4

NATURE OF INTEREST: CHARGE JUDGMENT)             HEREWITH FEE OF $25.00
Legal Description:
PID: 009-484-353 (as to an undivide  1/2         Judgement Creditor's name and
interest of DAVID DEERAN RAMBARAN)                 address:
Lot 74, Section 14, Township 39, NWD,
Plan 76567                                       TERENCE GORDON COOK
                                                 2888 West 31st Avenue
                                                 Vancouver, B.C.
                                                 V6L 2A2

Judgment Debtor's name, address                  Full name, address, telephone
  and occupation                                   number of person presenting
                                                   application:

DEERAN RAMBARAN aka                              PETER N. CRAWFORD
DAVID RAMBRAN                                    5670 Yew Street
2941 Delahaye Drive                              Vancouver, B.C.
Coquitlam, B.C.                                  V6M 3Y# #266-7174
V3B 7E8
Businessman
                                                 -------------------------------
                                                 Signature of Applicant or
                                                   Solicitor or Authorized Agent

For Land Title
Office Use Only
                                                                     No. C976727
                                                              VANCOUVER REGISTRY



                    IN THE SUPREME COURT OF BRITISH COLUMBIA

         BETWEEN:          TERENCE GORDON COOK

                                                      judgment creditor

         AND:              CANADIAN NORTHERN LITES INC.
                           DEERAN RAMBARAN aka DAVID RAMBARAN

                                                      judgment debtors

                             CERTIFICATE OF JUDGMENT

     I, the undersigned, Registrar of the said Court, do hereby certify that on the 10th day of March, 1998 the above mentioned Terence Gordon cook obtained a Judgment against Deeran Rambaran aka David Rambaran, a judgment debtor in the above-mentioned action, for the sum of $20,000.00, and $2,909.59 interest, and $649.69 costs, making together the sum of $23,559.28.

AS WITNESS my hand and the Seal of the said Court, this 12 day of March, 1998.

                                                 /s/
                                                 -------------------------------
                                                       District Registrar

                                                                     No. C976727
                                                              VANCOUVER REGISTRY



                    IN THE SUPREME COURT OF BRITISH COLUMBIA

         BETWEEN:

                               TERENCE GORDON COOK

                                                      PLAINTIFF

         AND:

                          CANADIAN NORTHERN LITES INC.
                     and DEERAN RAMBARAN aka DAVID RAMBARAN
                            aka DAVID DEERAN RAMBARAN

                                                      DEFENDANTS


                  ===========================================

                                     AMENDED
                                 WRIT OF SUMMONS

                  ===========================================


                                 JOHN RICHTER of
                                MUNRO & CRAWFORD
                            Barristers and Solicitors
                                 5670 Yew Street
                                 Vancouver, B.C.
                                     V6M 3Y#
                           Telephone: (604)-#266-7174
                              Fax: (604)-#266-7998

       Dated: January 27, 1998
       -----------------------                   -------------------------------
                                                    Plaintiff [or solicitor]

     IF YOU INTEND TO DEFEND this action, or if you have a set off or counterclaim which you wish to have taken into account at the trial, YOU MUST GIVE NOTICE of your attention by filing a form entitled "Appearance" in the above Registry of this Court within the Time for Appearance endorsed hereon and YOU MUST ALSO DELIVER a copy of the "Appearance" to the plaintiff's address for delivery, which is set out in this writ.

     YOU OR YOUR SOLICITOR may file the "Appearance". You may obtain a form of "Appearance" at the Registry.

     IF YOU FAIL to file the "Appearance" within the proper Time for Appearance, JUDGMENT MAY BE TAKEN AGAINST YOU without further notice.

                               TIME FOR APPEARANCE

Where this Writ is served on a person in British Columbia, the time for appearance by that person is 7 days from the service (not including the date of service).

Where this Writ is served on a person outside British Columbia, the time for appearance by that person, after service, shall be 21 days in the case of a person residing anywhere within Canada, 28 days in the case of person residing in the United States of America, and 42 days in the case of a person residing elsewhere.

[or where the time for appearance has been set by order of the court, within that time.]

1.   The address of the registry is: 800 Smithe Street, Vancouver, B.C., V6Z 2E1

2. The ADDRESS FOR DELIVERY is: Munro & Crawford, 5670 Yew Street, Vancouver, B.C., V6M 3Y3

     Fax number for delivery (:if any): 604-266-7998

3. The name and office address of the plaintiff's solicitor is: Peter N. Crawford at Munro & Crawford, 5670 Yew Street, Vancouver, B.C., V6M 3Y3

The plaintiff's claim is:

The Plaintiff's claim is against the Corporate Defendant for the return of $20,000.00 advanced by the Plaintiff to the Corporate Defendant on or about May 15, 1997, together with contact interest at the rate of 18% per annum compounded semi-annually, pursuant to the Promissory Note issued to secure the payment of the monies.

The Plaintiff's claim is against the Personal Defendant by virtue of a Personal Guarantee granted by the Personal Defendant to the Plaintiff on or about May 25, 1997.

                        AMENDED PURSUANT TO RULE 24(1)(a)
                        ORIGINAL FILED DECEMBER 17, 1887

                                                                     No. C976727
                                                              VANCOUVER REGISTRY



                    IN THE SUPREME COURT OF BRITISH COLUMBIA

         BETWEEN:

                               TERENCE GORDON COOK

                                                      PLAINTIFF

         AND:

                          CANADIAN NORTHERN LITES INC.
                     and DEERAN RAMBARAN aka DAVID RAMBARAN
                            aka DAVID DEERAN RAMBARAN

                                                      DEFENDANTS


                             AMENDED WRIT OF SUMMONS


         Plaintiff:      Terrence Gordon Cook
                         2888 West 31st Avenue
                         Vancouver, B.C.
                         V6L 2A2

         Defendant(s):   Canadian Northern Lites Inc.   Deeran Rambaran aka
                         #308 - 2963 Glen Drive         David Rambaran aka
                         Coquitlam, B.C.                David Deeran Rambaran
                         V3B 2P7                        2911 Delahaye Drive
                                                        Coquitlam, B.C.
                                                        V3B 7E8

         ELIZABETH THE SECOND, by the Grace of God, the United Kingdom, Canada and Her other Realms and Territories, Queen, Head of the Commonwheath, Defender of the Faith.


         To the defendant(s):  Canadian Northern Lites  Inc. and
                               Deeran Rambaran aka David Rambaran
                               aka David Deeran Rambaran

                  TAKE NOTICE that this action has been commenced against you by the plaintiff for the claim(s) set out this writ.






                                                                     No. C976727
                                                              VANCOUVER REGISTRY



                    IN THE SUPREME COURT OF BRITISH COLUMBIA

         BETWEEN:

                               TERENCE GORDON COOK

                                                      PLAINTIFF

         AND:

                               CANADIAN NORTHERN LITES INC.
                               And DEERAN RAMBARAN aka
                               DAVID RAMBARAN aka
                               DAVID DEERAN RAMBARAN

                                                      DEFENDANTS


                            NOTICE OF DISCONTINUANCE




     TAKE NOTICE that the PLAINTIFF, TERENCE GORDON COOK discontinues this proceeding against CANADIAN NORTHERN LITES INC. and DEERAN RAMBARAN aka DAVID RAMBARAN aka DAVID DEERAN RAMBARAN.

     DATED at Vancouver, in the Province of British Columbia, this 195h day of August, 1999.


                                                      /s/Terence Gordon Cook
                                                      --------------------------
                                                      TERENCE GORDON COOK